UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 9, 2015

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 9, 2015, Enbridge Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), entered into an underwriting agreement, filed as Exhibit 1.1 hereto, with the underwriters named therein with respect to the issue and sale by the Partnership of up to 9,200,000 Class A Common Units representing limited partner interests in the Partnership, including the underwriters’ option to purchase up to 1,200,000 Class A Common Units (the “Units”).

The Partnership expects the net proceeds from the offering will be approximately $288.6 million after underwriters’ discounts and commissions and estimated offering expenses (assuming that the underwriters do not exercise their option to purchase additional Units). The offering is expected to close on March 13, 2015, subject to customary closing conditions.

On March 12, 2015, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”), the Partnership filed with the U.S. Securities and Exchange Commission (the “SEC”) a Prospectus Supplement to its shelf registration statement on Form S-3, filed with the SEC on February 25, 2015 (Registration No. 333-202292), relating to the offering of the Units. Exhibits 1.1, 5.1, 8.1, 23.1 and 23.2 to this Current Report on Form 8-K relating to the offering of the Units are hereby incorporated by reference into such Registration Statement.

Item 7.01. Regulation FD Disclosure.

The Partnership issued a press release on March 10, 2015, attached hereto as Exhibit 99.1, announcing the pricing of the offering described in Item 1.01 of this Current Report on Form 8-K at an offering price to the public of $36.70 per Unit. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P. (Registrant)

	By:	Enbridge Energy Management, L.L.C.
as delegate of Enbridge Energy Company, Inc.,
its General Partner

Date: March 13, 2015	By:	/s/ Bruce Stevenson
Bruce Stevenson
Corporate Secretary
(Duly Authorized Officer)

Index of Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of March 9, 2015 between the Partnership and the underwriters named therein.

5.1	Opinion of Baker & Hostetler LLP.

8.1	Opinion of Baker & Hostetler LLP regarding tax matters.

23.1	Consent of Baker & Hostetler LLP (the consent of Baker & Hostetler LLP to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

23.2	Consent of Baker & Hostetler LLP (the consent of Baker & Hostetler LLP to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

99.1	Press release dated March 10, 2015 of Enbridge Energy Partners, L.P. announcing the pricing of a public offering of its Class A Common Units.